                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-32044 and 333-16077) of M&T Bank Corporation of our report dated January 9, 2002, relating to the Financial Statements, which appear in this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.


/s/ PRICEWATERHOUSECOOPERS LLP

Buffalo, New York
February 28, 2002